UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRANSCAT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! TRANSCAT, INC. 2025 Annual Meeting Vote by September 9, 2025 11:59 PM ET
TRANSCAT, INC. 35 VANTAGE POINT DRIVE ROCHESTER, NY 14624

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You invested in TRANSCAT, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 10, 2025.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to August 27, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 10, 2025 12:00 PM Eastern Time
Virtually at: www.virtualshareholdermeeting.com/TRNS2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees: 01) Dawn DePerrior 02) Cynthia Langston 03) Robert L. Mecca	For
2.	To fix the number of directors constituting the board of directors at nine.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	Year
5.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 28, 2026.	For

NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting and any adjournment or postponement of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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